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                                                                      Exhibit 24



                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Foster Wheeler Corporation, a New York corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of Common Stock, $1.00 par value ("Common Stock"), of said Corporation to be issued under said Corporation's 1995 Stock Option Plan, does hereby make, constitute and appoint Thomas R. O'Brien his or her true and lawful attorney-in-fact and agent, with full power to act, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments and post-effective amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statement, and any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in connection with the filing of such Registration Statement, and any and all amendments thereto, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.





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                 IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this  30th day of May, 1995.



                                /S/ Richard J. Swift
                                -------------------------------------------
                                Richard J. Swift, Director, Chairman,
                                President and Chief Executive Officer


                                /S/ David J. Roberts
                                -------------------------------------------
                                David J. Roberts, Director, Vice Chairman
                                and Chief Financial Officer (Principal
                                Financial Officer)


                                /S/ George S. White
                                -------------------------------------------
                                George S. White, Vice President and
                                Controller (Principal Accounting Officer)


                                /S/ Eugene D. Atkinson
                                -------------------------------------------
                                Eugene D. Atkinson, Director


                                /S/ Louis E. Azzato
                                -------------------------------------------
                                Louis E. Azzato, Director


                                /S/ Kenneth A. De Ghetto
                                -------------------------------------------
                                Kenneth A. DeGhetto, Director


                                /S/ Martha Clark Goss
                                -------------------------------------------
                                Martha Clark Goss, Director


                                /S/ E. James Ferland
                                -------------------------------------------
                                E. James Ferland, Director


                                /S/ John A. Hinds
                                -------------------------------------------
                                John A. Hinds, Director





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


                                /S/ Joseph J. Melone
                                -------------------------------------------
                                Joseph J. Melone, Director


                                /S/ Frank E. Perkins
                                -------------------------------------------
                                Frank E. Perkins, Director


                                /S/ Charles Y. C. Tse
                                -------------------------------------------
                                Charles Y. C. Tse, Director


                                /S/ Robert Van Buren
                                -------------------------------------------
                                Robert Van Buren, Director





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